Exhibit 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection  with the Quarterly Report of Igen Networks Corp. (the "Company") on Form 10-Q for the nine months ending September 30, 2010 as filed with the  Securities and Exchange Commission on the date  hereof (the "Report"), I, Richard Gilbertson, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

: November 10, 2010               /s/

“Richard Gilbertson”

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Richard Gilbertson,

Chief Financial Officer